                 The Northwestern Mutual Life Insurance Company
                                   Form 10-K



Exhibit 24.1

                                POWER OF ATTORNEY

The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Robert E. Carlson, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 1998 to be filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 22nd day of July, 1998.



              R. QUINTUS ANDERSON
              -------------------------                     Trustee
              R. Quintus Anderson


              EDWARD E. BARR
              -------------------------                     Trustee
              Edward E. Barr


              GORDON T. BEAHAM, III
              -------------------------                     Trustee
              Gordon T. Beaham, III


              ROBERT C. BUCHANAN
              -------------------------                     Trustee
              Robert C. Buchanan


              ROBERT E. CARLSON
              -------------------------                     Trustee
              Robert E. Carlson


              GEORGE A. DICKERMAN
              -------------------------                     Trustee
              George A. Dickerman


              PIERRE S. DU PONT
              -------------------------                     Trustee
              Pierre S. Du Pont


              JAMES D. ERICSON
              -------------------------                     Trustee
              James D. Ericson


              J. E. GALLEGOS
              -------------------------                     Trustee
              J. E. Gallegos


              STEPHEN N. GRAFF
              -------------------------                     Trustee
              Stephen N. Graff


              PATRICIA ALBJERG GRAHAM
              -------------------------                     Trustee
              Patricia Albjerg Graham



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
                 The Northwestern Mutual Life Insurance Company
                                   Form 10-K


              STEPHEN F. KELLER
              -------------------------                     Trustee
              Stephen F. Keller


              BARBARA A. KING
              -------------------------                     Trustee
              Barbara A. King


              J. THOMAS LEWIS
              -------------------------                     Trustee
              J. Thomas Lewis


              DANIEL F. McKEITHAN, JR.
              -------------------------                     Trustee
              Daniel F. McKeithan, Jr.


              GUY A. OSBORN
              -------------------------                     Trustee
              Guy A. Osborn


              TIMOTHY D. PROCTOR
              -------------------------                     Trustee
              Timothy D. Proctor


              DONALD J. SCHUENKE
              -------------------------                     Trustee
              Donald J. Schuenke


              H. MASON SIZEMORE, JR.
              -------------------------                     Trustee
              H. Mason Sizemore, Jr.


              HAROLD B. SMITH
              -------------------------                     Trustee
              Harold B. Smith


              SHERWOOD H. SMITH, JR.
              -------------------------                     Trustee
              Sherwood H. Smith, Jr.


              JOHN E. STEURI
              -------------------------                     Trustee
              John E. Steuri


              JOHN J. STOLLENWERK
              -------------------------                     Trustee
              John J. Stollenwerk


              BARRY L. WILLIAMS
              -------------------------                     Trustee
              Barry L. Williams


              KATHRYN D. WRISTON
              -------------------------                     Trustee
              Kathryn D. Wriston



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